Exhibit 99(e)

                         CONSENT OF RICHARD A. BOEHNING

     Pursuant to Rule 438 of the General Rules and Regulations under the Securities Act of 1933, as amended, I hereby consent to being named in the Joint Proxy Statement-Prospectus included in the Registration Statement on Form S-4 to which this consent is an exhibit and confirm my consent to serve as a director of First Merchants Corporation in such capacity.

                                         /s/Richard A. Boehning
                                         ---------------------------------------
                                         Richard A. Boehning


Date:  December 21, 2001

                          CONSENT OF ROBERT T. JEFFARES

         Pursuant to Rule 438 of the General Rules and Regulations under the Securities Act of 1933, as amended, I hereby consent to being named in the Joint Proxy Statement-Prospectus included in the Registration Statement on Form S-4 to which this consent is an exhibit and confirm my consent to serve as a director of First Merchants Corporation in such capacity.




                                         /s/Robert T. Jeffares
                                         ---------------------------------------
                                         Robert T. Jeffares


Date:  December 21, 2001


                                  Ex. 99(e)-1